Exhibit 10.135

AMENDMENT NO. 2
TO
$6.2 MILLION CREDIT AGREEMENT

THIS AMENDMENT is dated as of January 31, 2007, and relates to the $6,200,000 Credit Agreement dated as of November 22, 2006, as amended as of December 22, 2006, among STANFORD VENTURE CAPITAL HOLDINGS, INC., a Delaware corporation, as Lender and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (“ALHI”), TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, TDS TOWN HOMES (PHASE 2) LLC, a Florida limited liability company, and TDS CLUBHOUSE, INC., a Florida corporation, as Borrowers (the “Agreement”).

1.	Terms defined in the Agreement are used herein as defined therein.

2.
Section 2.1 of the Agreement is hereby amended to increase the gross Loan amount from $6,200,000 to $7,300,000, and Exhibit “B” is hereby amended to read as set forth in the updated Exhibit “B” of even date attached hereto.

3.
Section 2.2 of the Agreement is hereby amended to provide that interest on the Note will be payable quarterly in arrears on the 10th day following the end of each calendar quarter, with a maturity date of June 30, 2007.

4.	Section 2.3 of the Agreement is hereby amended to replace $5.42 million with $7.3 million.

5.	Except as expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect.

“BORROWERS”

AMERICAN LEISURE HOLDINGS, INC.,

By: /s/ Malcolm J. Wright
Its: CEO
Address: 2460 Sand Lake Rd., Orlando, FL 32809

TIERRA DEL SOL RESORT (PHASE 2), LTD

By: /s/ Malcolm J. Wright
Its:
Address: 2460 Sand Lake Rd., Orlando, FL 32809

COSTA BLANCA II REAL ESTATE, LLC

By: /s/ Malcolm J. Wright
Its: Manager
Address: 2460 Sand Lake Rd., Orlando, FL 32809

COSTA BLANCA III REAL ESTATE, LLC

By: /s/ Malcolm J. Wright
Its: Manager
Address: 2460 Sand Lake Rd., Orlando, FL 32809

TDS TOWN HOMES (PHASE 2), LLC

By: /s/ Malcolm J. Wright
Its: Manager
Address: 2460 Sand Lake Rd., Orlando, FL 32809

TDS CLUBHOUSE, INC.

By: /s/ Malcolm J. Wright
Its: President
Address: 2460 Sand Lake Rd., Orlando, FL 32809

"LENDER”

STANFORD VENTURE CAPITAL HOLDINGS, INC.

By:
Its:
Address: